ALKA-372-001: First-in-Human Phase 1 Study of Entrectinib, an Oral Pan-Trk, ROS1, and ALK Inhibitor,
in Patients with Advanced Solid Tumors with Relevant Molecular Alterations
Filippo G. De Braud¹, Monica Niger¹, Silvia Damian¹, Benedetta Bardazza¹, Antonia Martinetti¹, Giuseppe Pelosi¹, Giovanna Marrapese², Laura Palmeri², Giulio Cerea², Emanuele Valtorta², Silvio Veronese²,
Andrea
Sartore-Bianchi²,
Elena
Ardini³,
Antonella
Isacchi³,
Marcella Martignoni
4
, Arturo
Galvani³,
David Luo
5
, Litain Yeh
5
, Adrian Senderowicz
5
, and Salvatore
Siena²
1
Fondazione IRCCS Istituto Nazionale dei Tumori, Milan, Italy;
2
Ospedale Niguarda Ca' Granda, Milan, Italy;
3
Nerviano Medical Sciences, Nerviano, Italy;
4
CLInical Organization for Strategies & Solutions (CLIOSS), NMS Group,
Nerviano, Italy;
5
Ignyta, Inc., San Diego, CA
Background
Entrectinib (formerly RXDX-101) is a potent, selective, small molecule inhibitor of the tyrosine kinases TrkA (coded by the gene NTRK1), TrkB (coded by the gene NTRK2), TrkC (coded by the gene NTRK3), ROS1 (coded by the gene ROS1), and ALK (coded by the gene ALK). Molecular alterations to these targets are present in several different tumor types, including non-small cell lung cancer (NSCLC), colorectal cancer (CRC), papillary thyroid cancer, pancreatic cancer, and neuroblastoma, among others.
Potent in vitro and in vivo antitumor effects have been observed in several TRK, ROS1 and ALK-dependent tumor models. Antitumor effects in the preclinical models were associated with apoptosis and downstream signaling effects, leading to MAPK and AKT modulation.
In the First-In-Human Study ALKA-372-001, 3 different schedules of administration of entrectinib have been assessed. Schedule A (fasted, 4 days on/3 days off for 3 weeks, 1 week rest) demonstrated significant antitumor activity (ASCO 2014). Here we report on the completion of Schedule A as well as on the other 2 ongoing dosing schedules B (QD) and C (4 days on, 3 days off), both under fed conditions.  A second Phase 1/2a study is ongoing (STARTRK-1; abstract 2596) to evaluate ascending doses of entrectinib administered on a once daily dosing regimen, under fed conditions.
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ABSTRACT #2517 – Presented at the American Society of Clinical Oncology (ASCO) Annual Meeting, May 29 – June 2, 2015, Chicago, IL. Thank you to all the patients and their families who participated in this study.

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ALKA-372-001: First-in-Human Phase 1 Study of Entrectinib, an Oral Pan-Trk, ROS1, and ALK Inhibitor,
in Patients with Advanced Solid Tumors with Relevant Molecular Alterations
Filippo G. De Braud¹, Monica Niger¹, Silvia Damian¹, Benedetta Bardazza¹, Antonia Martinetti¹, Giuseppe Pelosi¹, Giovanna Marrapese², Laura Palmeri², Giulio Cerea², Emanuele Valtorta², Silvio Veronese²,
Andrea
Sartore-Bianchi²,
Elena
Ardini³,
Antonella
Isacchi³,
Marcella Martignoni
4
, Arturo
Galvani³,
David Luo
5
, Litain Yeh
5
, Adrian Senderowicz
5
, and Salvatore
Siena²
1
Fondazione IRCCS Istituto Nazionale dei Tumori, Milan, Italy;
2
Ospedale Niguarda Ca' Granda, Milan, Italy;
3
Nerviano Medical Sciences, Nerviano, Italy;
4
CLInical Organization for Strategies & Solutions (CLIOSS), NMS Group,
Nerviano, Italy;
5
Ignyta, Inc., San Diego, CA
Methods
DLTs were evaluated during Cycle 1 and graded according to the NCI CTCAE v4.03:
Hematologic toxicities: G4 neutropenia >7 days, febrile neutropenia, G3 neutropenia infection, thrombocytopenia G4 or G3 >7 days or associated with G2 bleeding
Gastrointestinal toxicities: G3 nausea, vomiting, or diarrhea despite maximal therapy
CNS toxicities: G2 and a shift of 2 grades from baseline
Other non-hematological toxicities: G4 lipase/amylase
All other toxicities (except alopecia) that fail to recover to G1 or baseline or lead to study drug interruption > 14 days
Failure to complete Cycle 1 with at least 75% of the planned dose
Patient Population: Locally advanced or metastatic solid tumors with TrkA, ROS1 or ALK molecular alterations, for whom no alternative effective standard therapy is available or for whom standard therapy is considered unsuitable or intolerable.
Dosing schedules and cohorts (Table 1):
Table 1. Dosing Schedules
Schedule Cohort Daily Dose Level # of Patients Treated
# of Patients
Discontinued/
Reason for
Discontinuation
# of Ongoing
Patients
A
1
2
3
4
5
6
100 mg/m²
200 mg/m²
400 mg/m²
800 mg/m²
1200 mg/m²
1600 mg/m²
3
3
4
3
3
3
3 / PD
2 / PD
4 / PD
3 / PD
1 / PD
3 / PD
0
1
0
0
2
0
B
1
2
200 mg/m²
400 mg/m²
3
10
3 / 2PD, 1AE
2/ PD
0
8
C
1
2
400 mg/m²
800 mg/m²
3
3
1 / PD
2 / PD
2
1
TOTAL 38 24 14
PD = progressive disease; AE = adverse event
Controlled asymptomatic CNS involvement was allowed, with steroids at a stable or decreasing dose for at least 2 weeks prior to entrectinib treatment
ECOG performance status 2
Schedule A:  Once daily (fasted) in a 4-day on, 3-day off schedule for 3 weeks, followed by a 7-day rest period, in continuous 28-day cycles. Enrollment is closed.
Schedule B:  Once daily (fed) in continuous 28-day cycles. Enrollment is ongoing.  At 400 mg/m², additional patients were enrolled once the dose was considered safe in order to provide additional safety and PK data.
Schedule C: Once daily (fed) in a 4-day on, 3-day off schedule for 4 weeks without rest, in continuous 28-day cycles. Enrollment is closed.
ABSTRACT #2517 – Presented at the American Society of Clinical Oncology (ASCO) Annual Meeting, May 29 – June 2, 2015, Chicago, IL. Thank you to all the patients and their families who participated in this study.

RESULTS
To date, 38 patients have been enrolled as per Table 1. Baseline characteristics are summarized in Table 2.  Data cutoff date (01 May 2015).
Table 2. Baseline Characteristics
Schedule A
(n=19)
Schedule B
(n=13)
Schedule C
(n=6)
TOTAL (n=38)
Age, years, median (range) 50 (22-75) 55 (24-73) 50 (40-63) 52 (22-75)
Sex, male/female (%) 37/63 54/46 50/50 45/55
ECOG performance status, n (%)
0
1
2
10 (53)
8 (42)
1 (5)
8 (62)
5 (39)
0
1 (17)
5 (83)
0
19 (50)
18 (47)
1 (3)
Tumor type, n (%)
Gastrointestinal tract (CRC)
Gastrointestinal tract (non-CRC)
Head and neck
NSCLC
Neoplasms of the CNS
Sarcomas
2
1
0
12
3
1
1
1
1
8
2
0
0
0
0
5
1
0
3 (8)
2 (5)
1 (3)
25 (66)
6 (16)
1 (3)
ALKA-372-001: First-in-Human Phase 1 Study of Entrectinib, an Oral Pan-Trk, ROS1, and ALK Inhibitor,
in Patients with Advanced Solid Tumors with Relevant Molecular Alterations
Filippo G. De Braud¹, Monica Niger¹, Silvia Damian¹, Benedetta Bardazza¹, Antonia Martinetti¹, Giuseppe Pelosi¹, Giovanna Marrapese², Laura Palmeri², Giulio Cerea², Emanuele Valtorta², Silvio Veronese²,
Andrea Sartore-Bianchi², Elena Ardini³, Antonella Isacchi³, Marcella Martignoni
4
, Arturo Galvani³, David Luo
5
, Litain Yeh
5
, Adrian Senderowicz
5
,  and Salvatore Siena²
1
Fondazione IRCCS Istituto Nazionale dei Tumori, Milan, Italy;
2
Ospedale Niguarda Ca' Granda, Milan, Italy;
3
Nerviano Medical Sciences, Nerviano, Italy;
4
CLInical Organization for Strategies & Solutions (CLIOSS), NMS Group,
Nerviano, Italy;
5
Ignyta, Inc., San Diego, CA
ABSTRACT #2517 – Presented at the American Society of Clinical Oncology (ASCO) Annual Meeting, May 29 – June 2, 2015, Chicago, IL. Thank you to all the patients and their families who participated in this study.

RESULTS
Table 3. Most Common (>10%), Treatment-Related, All Dose Levels, Adverse Events (n, %)
Grade 1 Grade 2 Grade 3 All Grades (n=38)
Paresthesia 16 (42) 0 0 16 (42)
Nausea 13 (34) 1 (3) 0 14 (37)
Myalgia 11 (29) 2 (5) 0 13 (34)
Asthenia 5 (13) 4 (11) 1 (3) 10 (27)
Dysgeusia 9 (24) 1 (3) 0 10 (27)
Vomiting 8 (21) 0 0 8 (21)
Arthralgia 3 (8) 4 (11) 0 7 (19)
Diarrhea 5 (13) 2 (5) 0 7 (19)
Pain in extremity 5 (13) 0 0 5 (13)
Attention disturbance 4 (11) 0 0 4 (11)
Musculoskeletal pain 3 (8) 1 (3) 0 4 (11)
Rash 4 (11) 0 0 4 (11)
Dizziness 3 (8) 1 (3) 0 4 (11)
Safety
ALKA-372-001: First-in-Human Phase 1 Study of Entrectinib, an Oral Pan-Trk, ROS1, and ALK Inhibitor,
in Patients with Advanced Solid Tumors with Relevant Molecular Alterations
Filippo G. De Braud¹, Monica Niger¹, Silvia Damian¹, Benedetta Bardazza¹, Antonia Martinetti¹, Giuseppe Pelosi¹, Giovanna Marrapese², Laura Palmeri², Giulio Cerea², Emanuele Valtorta², Silvio Veronese²,
Andrea
Sartore-Bianchi²,
Elena
Ardini³,
Antonella
Isacchi³,
Marcella Martignoni
4
, Arturo
Galvani³,
David Luo
5
, Litain Yeh
5
, Adrian Senderowicz
5
, and Salvatore
Siena²
1
Fondazione IRCCS Istituto Nazionale dei Tumori, Milan, Italy;
2
Ospedale Niguarda Ca' Granda, Milan, Italy;
3
Nerviano Medical Sciences, Nerviano, Italy;
4
CLInical Organization for Strategies & Solutions (CLIOSS), NMS Group,
Nerviano, Italy;
5
Ignyta, Inc., San Diego, CA
Two treatment-related Grade 3 AEs were observed: asthenia (1200 mg/m², Schedule A, reported at Cycle 2 and resolved with dose reduction to 800 mg/m²) and muscular weakness (400 mg/m², Schedule C, reported at Cycle 6 and resolved with dose reduction to
200 mg/m²).
No treatment-related SAEs have been reported.
No DLTs were observed in this study.
2 DLTs occurred in the STARTRK-1 study at a fixed daily dose of 800 mg: Grade 3 cognitive impairment and Grade 3 fatigue; both resolved upon study drug interruption.  As such, the MTD was exceeded at 800 mg and 400 mg/m²
per day was selected as the BSA-based RP2D for both studies.  Further exploration of a fixed daily dose regimen is ongoing.
ABSTRACT #2517 – Presented at the American Society of Clinical Oncology (ASCO) Annual Meeting, May 29 – June 2, 2015, Chicago, IL. Thank you to all the patients and their families who participated in this study.

RESULTS
Pharmacokinetics
Exposures of entrectinib
administered on a continuous
daily dosing regimen increased
in a dose proportional manner
and reached steady-state within
a week
Plasma half-life is estimated to
be ~ 20-24 hours, compatible
with QD dosing
At the RP2D (400 mg/m²
QD),
the plasma protein binding
corrected mean C
trough
is ~ 2.5X
to 3X that of concentrations
observed in animal tumor
models with complete tumor
growth inhibition
ALKA-372-001: First-in-Human Phase 1 Study of Entrectinib, an Oral Pan-Trk, ROS1, and ALK Inhibitor,
in Patients with Advanced Solid Tumors with Relevant Molecular Alterations
Filippo G. De Braud¹, Monica Niger¹, Silvia Damian¹, Benedetta Bardazza¹, Antonia Martinetti¹, Giuseppe Pelosi¹, Giovanna Marrapese², Laura Palmeri², Giulio Cerea², Emanuele Valtorta², Silvio Veronese²,
Andrea
Sartore-Bianchi²,
Elena
Ardini³,
Antonella
Isacchi³,
Marcella Martignoni
4
, Arturo
Galvani³,
David Luo
5
, Litain Yeh
5
, Adrian Senderowicz
5
, and Salvatore
Siena²
1
Fondazione IRCCS Istituto Nazionale dei Tumori, Milan, Italy;
2
Ospedale Niguarda Ca' Granda, Milan, Italy;
3
Nerviano Medical Sciences, Nerviano, Italy;
4
CLInical Organization for Strategies & Solutions (CLIOSS), NMS Group,
Nerviano, Italy;
5
Ignyta, Inc., San Diego, CA
100
1000
10000
6 12 18 24
Time (hr)
100 mg/m2
200 mg/m2
400 mg/m2
Target Conc.
ABSTRACT #2517 – Presented at the American Society of Clinical Oncology (ASCO) Annual Meeting, May 29 – June 2, 2015, Chicago, IL. Thank you to all the patients and their families who participated in this study.

Gene Fusions
Study
Tumor Type
Dose (mg/m2)
Treatment Cycles
Best Response
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
NTRK1/2/3 (n=3)
ST-1 Acinic Cell 400 QD PR PR
ALKA CRC 1600 Sch A PR PD X PR
ST-1 NSCLC 400 QD PR PR
ROS1 (n=10)
ALKA NSCLC 1200 Sch A PR PR
ALKA NSCLC 400 Sch C PR PR
ALKA NSCLC 400 Sch C CR CR
ALKA NSCLC 400 QD PR PR
ALKA NSCLC 400 QD PR uPR
ALKA NSCLC 1600 Sch A X PD
ALKA NSCLC 800 Sch C SD
ALKA NB 100 Sch A X SD
ALKA NSCLC 200 QD X PD
ALKA NSCLC sq 200 QD X PD
ALK (n=4)
ALKA NSCLC 1200 Sch A PR PD PR
ALKA Solid Tumor 400 QD PR uPR
ALKA NSCLC 400 Sch A X PD*
ST-1 Endometrial 200 QD X NE

bone disease only, not evaluable for response

doses below RP2D

* Brain mets were retrospectively noted at Cycle 2 and treated with XRT; patient continued to derive clinical benefit through Cycle 18

NTRK1/2/3 responders (3 PRs)
ALK responders (2 PRs)
ROS1 non-responder (1)
ROS1 responders (4 PRs, 1 CR)

ALKA-372-001 and STARTRK-1 Studies (n=67) Show Preliminary Antitumor Activity of
Entrectinib in ALKi and ROS1i-Naïve Patients (n=17) with NTRK1/2/3, ROS1, or ALK Fusions
Patients who would have qualified for
future Phase 2 studies based on fusion,
dose, and treatment history; response as
per RECIST v1.1 and based upon local
assessment.
*
10 responses among 11 patients treated
at or above the RP2D, leading to a
combined 91% response rate; 9 patients
remain on study treatment with durable
responses for up to 16 cycles
Among the other 50 non-Phase 2 eligible patients (e.g., non-fusion alterations,
ALKi- or ROS1i-resistant), 13 patients (26%) remain on study:
NTRK1/2/3 SNPs, IHC+, amplifications: n=15 (6 ongoing)
ROS1 fusions, ROS1i-resistant: n=3 (1 ongoing)
ROS1 amplifications, deletions: n=4
ALK fusions, ALKi-resistant: n=17 (4 ongoing)
ALK SNPs, amplifications, deletions: n=7 (1 patient had a PR for 9 cycles; she remains on
False positives: n=2
No alterations: n=2
ALKA-372-001: First-in-Human Phase 1 Study of Entrectinib, an Oral Pan-Trk, ROS1, and ALK Inhibitor,
in Patients with Advanced Solid Tumors with Relevant Molecular Alterations
Filippo G. De Braud¹, Monica Niger¹, Silvia Damian¹, Benedetta Bardazza¹, Antonia Martinetti¹, Giuseppe Pelosi¹, Giovanna Marrapese², Laura Palmeri², Giulio Cerea², Emanuele Valtorta², Silvio Veronese²,
Andrea
Sartore-Bianchi²,
Elena
Ardini³,
Antonella
Isacchi³,
Marcella Martignoni
4
, Arturo
Galvani³,
David Luo
5
, Litain Yeh
5
, Adrian Senderowicz
5
, and Salvatore
Siena²
1
Fondazione IRCCS Istituto Nazionale dei Tumori, Milan, Italy;
2
Ospedale Niguarda Ca' Granda, Milan, Italy;
3
Nerviano Medical Sciences, Nerviano, Italy;
4
CLInical Organization for Strategies & Solutions (CLIOSS), NMS Group,
Nerviano, Italy;
5
Ignyta, Inc., San Diego, CA
RESULTS
Phase 2-eligible patients*
(n=11)
study for a total of 2 ongoing)
ABSTRACT #2517 – Presented at the American Society of Clinical Oncology (ASCO) Annual Meeting, May 29 – June 2, 2015, Chicago, IL. Thank you to all the patients and their families who participated in this study.

Entrectinib was well tolerated in patients with
relapsed or refractory metastatic cancers
harboring NTRK1/2/3, ROS1, or ALK molecular
alterations.
A BSA-based RP2D has been defined as 400
mg/m²
QD, which provides exposure consistent
with complete tumor inhibition in animal tumor
models.
Exploration of a fixed daily dose regimen is
ongoing.
Pharmacokinetic profile showed linear dose
increases from 100 to 400 mg/m².
Among patients with ALK inhibitor- or ROS1
inhibitor-naïve NTRK1/2/3, ROS1, or ALK
fusions, 10/11 (91%) patients treated at or
above the RP2D exhibited objective responses
as early as Cycle 1 with durable responses for
up to 16 cycles.
These preliminary data support further
development of entrectinib.
Conclusions
Sep 2014 Nov 2014
Mar 2014
Apr 2014
Copies of this poster obtained through QRC are for personal use and may not be reproduced without permission from ASCO and the author of this poster.
ALKA-372-001: First-in-Human Phase 1 Study of Entrectinib, an Oral Pan-Trk, ROS1, and ALK Inhibitor,
in Patients with Advanced Solid Tumors with Relevant Molecular Alterations
Filippo G. De Braud¹, Monica Niger¹, Silvia Damian¹, Benedetta Bardazza¹, Antonia Martinetti¹, Giuseppe Pelosi¹, Giovanna Marrapese², Laura Palmeri², Giulio Cerea², Emanuele Valtorta², Silvio Veronese²,
Andrea
Sartore-Bianchi²,
Elena
Ardini³,
Antonella
Isacchi³,
Marcella Martignoni
4
, Arturo
Galvani³,
David Luo
5
, Litain Yeh
5
, Adrian Senderowicz
5
, and Salvatore
Siena²
1
Fondazione IRCCS Istituto Nazionale dei Tumori, Milan, Italy;
2
Ospedale Niguarda Ca' Granda, Milan, Italy;
3
Nerviano Medical Sciences, Nerviano, Italy;
4
CLInical Organization for Strategies & Solutions (CLIOSS), NMS Group,
Nerviano, Italy;
5
Ignyta, Inc., San Diego, CA
RESULTS
75 year-old female
3 prior therapies, ECOG PS 0
mCRC with NTRK1 fusion
entrectinib 1600 mg/m²
Schedule A
67 year-old female
3 prior therapies, ECOG PS 1
NSCLC with ROS1 fusion
entrectinib 400 mg/m²
QD
ABSTRACT #2517 – Presented at the American Society of Clinical Oncology (ASCO) Annual Meeting, May 29 – June 2, 2015, Chicago, IL. Thank you to all the patients and their families who participated in this study.